UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    Form 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of report (date of earliest event reported):
                                  May 24, 2007

                                Unify Corporation

             (Exact name of registrant as specified in its charter)


        Delaware                       001-11807                 94-2710559
(State or other jurisdiction      (Commission File No.)       (I.R.S. Employer
    of incorporation)                                        Identification No.)


                              2101 Arena Boulevard
                          Sacramento, California 95834
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:
                                 (916) 928-6400


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On May 24, 2007, Unify Corporation ("Unify" or the "Company") announced that it has acquired Active Data Corporation. A copy of the press release issued by Unify on May 24, 2007 with regard to these transactions is attached hereto as
Exhibit 99.1 and incorporated herein by reference.

Item 9.01       Financial Statements and Exhibits.

        (c)     Exhibits.

        Exhibit No.     Description
        -----------     -----------

           99.1         Press release dated May 24, 2007.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: May 24, 2007


By:     /s/  Steven Bonham
        ------------------------------------------------------------

        Steven Bonham
        Vice President and CFO
        (Principal Financial and Accounting Officer)